UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2016

SYMMETRY SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	3842	47-1523659
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

3034 Owen Drive

Antioch, Tennessee 37013

(Address of principal executive offices, including Zip Code)

(800) 251-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2016, the Company made certain annual compensation adjustments for various employees. Included in those adjustments were Thomas J. Sullivan, the Company’s Chief Executive Officer and David C. Milne, the Company’s SVP, General Counsel, Chief Compliance & Administrative Officer & Secretary. Mr. Sullivan’s Salary was adjusted to $575,000 annually and Mr. Milne’s salary was adjusted to $310,000 annually.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Surgical Inc.

/s/ Thomas J. Sullivan
Date: January 4, 2016	Name: Thomas J. Sullivan
Title: President and Chief Executive Officer